UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2006

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 10, 2006, WellPoint, Inc. (the “Company”) closed its sale of $700,000,000 aggregate principal amount of its 5.00% Notes due 2011 (the “2011 Notes”), $1,100,000,000 aggregate principal amount of its 5.25% Notes due 2016 (the “2016 Notes”) and $900,000,000 aggregate principal amount of its 5.85% Notes due 2036 (the “2036 Notes” and, together with the 2011 Notes and the 2016 Notes, the “Notes”) pursuant to an Underwriting Agreement and a Terms Agreement, both dated January 5, 2006, and both among the Company and Banc of America Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named in the Terms Agreement. The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a registration statement on Form S-3 (File No. 333-130736) previously filed with the Securities and Exchange Commission under the Act.

The aggregate net proceeds received by the Company from the sale of the Notes were approximately $2,669,274,600, after deducting the underwriting discount and offering expenses. The Company intends to use the net proceeds of the offering to repay approximately $1.7 billion of borrowings under its bridge facility entered into on December 28, 2005, among the Company, each lender from time to time party thereto, Citigroup Global Markets Inc. and Merrill Lynch Bank USA as Co-Documentation Agents, Banc of America Securities LLC and Goldman Sachs Credit Partners, L.P., as Joint Lead Arrangers and Joint Book Managers, and Bank of America, N.A., as Administrative Agent (the “Bridge Facility”) and approximately $1.0 billion of borrowings under its commercial paper program incurred to finance the acquisition of WellChoice, Inc. and for general corporate purposes. The Notes are the Company’s unsecured and unsubordinated obligations and will rank equally with all of its current and future unsecured and unsubordinated indebtedness, including any borrowings under its senior credit facilities, and senior to all of its future subordinated debt. The Indenture, defined below, does not prohibit or limit the incurrence of indebtedness and other liabilities by the Company or its subsidiaries.

The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of January 10, 2006, between the Company and The Bank of New York Trust Company, N.A., as Trustee. Interest on the Notes is payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2006. Each interest payment will be made to the persons who are registered holders of the notes on the immediately preceding January 1 and July 1, respectively.

The Notes may be declared immediately due and payable by the trustee or the holders of 25% of the principal amount of the Notes of the affected series if an event of default occurs under the Indenture and has not been cured. An event of default generally means that the Company (1) fails to pay the principal or any premium on a Note on its due date, (2) does not pay interest on a Note within 30 days of its due date, (3) remains in breach of any other term of the Indenture for 60 days after its receipt of written notice of such failure or (4) files for bankruptcy or certain other events in bankruptcy, insolvency or reorganization occurs.

The 2011 Notes will mature on January 15, 2011, the 2016 Notes will mature on January 15, 2016 and the 2036 Notes will mature on January 15, 2036. However, the Company, at its option, may redeem the 2011 Notes, the 2016 Notes and the 2036 Notes, in each case, in whole at any time or in part from time to time, at a redemption price equal to the greater of: (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate, as defined in the Indenture, plus 15 basis points in the case of the 2011 Notes, 15 basis points in the case of the 2016 Notes and 20 basis points in the case of the 2036 Notes, plus, in each case, accrued and unpaid interest thereon to the date of redemption.

The Underwriters and certain of their affiliates have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to the Company and its affiliates in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions. One of the Company’s joint book-running managers acted as financial advisor to the Company in connection with its demutualization and lead managing underwriter of related concurrent offerings, acted as its financial advisor in its acquisition of Trigon Healthcare, Inc. and in connection with its merger with WellPoint Health Networks, Inc. Similarly, each of the four joint book-running managers and/or certain of their affiliates are participants in the Company’s Bridge Facility and affiliates of certain of the Underwriters are participants in the Company’s revolving credit agreement.

The foregoing description of the issuance and sale does not purport to be complete and is qualified in its entirety by reference to the Indenture entered into in connection with the issuance and sale, which is attached hereto as Exhibit 4.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Exhibit
1.1	Underwriting Agreement, dated as of January 5, 2006 among WellPoint, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Indenture, dated as of January 10, 2006, between WellPoint, Inc. and The Bank of New York Trust Company, N.A.

4.2	Form of the 5.00% Notes due 2011.

4.3	Form of the 5.25% Notes due 2016.

4.4	Form of the 5.85% Notes due 2036.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2006

WELLPOINT, INC.

By:	/s/ Angela Braly
Name:	Angela Braly
Title:	Executive Vice President, General Counsel and Chief Public Affairs Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
1.1	Underwriting Agreement, dated as of January 5, 2006 among WellPoint, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Indenture, dated as of January 10, 2006, between WellPoint, Inc. and The Bank of New York Trust Company, N.A.

4.2	Form of the 5.00% Notes due 2011.

4.3	Form of the 5.25% Notes due 2016.

4.4	Form of the 5.85% Notes due 2036.